UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): May 12, 2020

BLUEKNIGHT ENERGY PARTNERS, L.P.

(Exact name of Registrant as specified in its charter)

DELAWARE	001-33503	20-8536826
(State of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

6060 American Plaza, Suite 600 Tulsa, Oklahoma 74135
(Address of principal executive offices and zip code)

(918) 237-4000
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units	BKEP	The Nasdaq Global Market
Series A Preferred Units	BKEPP	The Nasdaq Global Market

Item 4.01.	Changes in Registrant’s Certifying Accountant.

On May 12, 2020, the Audit Committee of the Board of Directors of Blueknight Energy Partners G.P., L.L.C., the general partner of Blueknight Energy Partners, L.P. (the “Partnership”), dismissed PricewaterhouseCoopers (“PwC”) as the Partnership’s independent registered public accounting firm and approved the appointment of Ernst & Young LLP (“EY”) as the Partnership’s independent registered public accounting firm for the year ending December 31, 2020.

PwC’s audit reports on the Partnership’s consolidated financial statements for the years ended December 31, 2018 and 2019, did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the years ended December 31, 2018 and 2019, and through May 12, 2020, there were no (i) disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K) between the Partnership and PwC on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to PwC’s satisfaction, would have caused it to make reference to the matter in conjunction with its report on the Partnership’s consolidated financial statements for the relevant year, or (ii) reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Partnership provided PwC with a copy of the disclosures it is making in this Form 8-K and requested that PwC furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made herein and, if not, stating the respects in which it does not agree. A copy of PwC’s letter, dated May 15, 2020, is filed as Exhibit 16.1 to this Form 8-K.

During the years ended December 31, 2018 and 2019, and through May 12, 2020, neither the Partnership, nor anyone on behalf of the Partnership, consulted with EY with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Partnership’s consolidated financial statements, and no written report or oral advice was provided by EY to the Partnership that EY concluded was an important factor considered by the Partnership in reaching a decision as to the accounting, auditing or financial reporting issue or (ii) any matter that was the subject of either a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01.	Financial Statements and Exhibits.

(d)     Exhibits

EXHIBIT NUMBER		DESCRIPTION

16.1	—	Letter from PricewaterhouseCoopers dated May 15, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUEKNIGHT ENERGY PARTNERS, L.P.

	By:	Blueknight Energy Partners G.P., L.L.C.
its General Partner

Date: May 15, 2020	By:	/s/ Joel Kanvik
Joel Kanvik
Chief Legal Officer and Secretary